UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 11, 2021

Ajax I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39660	98-1554459
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue
New York, NY	10065
(Address of Principal Executive Office)	(Zip Code)

(212) 655-2685

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	AJAX.U	New York Stock Exchange

Class A ordinary shares, par value $0.0001 per share	AJAX	New York Stock Exchange

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AJAX WS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 8.01 Other Events.

As previously disclosed, on March 29, 2021, Ajax I, a Cayman Islands exempted company (“Ajax”), entered into a business combination agreement, as amended by the First Amendment thereto, dated as of May 14, 2021 (as the same may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) with Cazoo Holdings Limited, a private limited company formed under the laws of England and Wales (the “Company”), and Capri Listco, a Cayman Islands exempted company (“Listco”). The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination.” On May 14, 2021, Listco filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 (No. 333-256152), which contained a preliminary prospectus of Listco and a preliminary proxy statement of Ajax, for the solicitation of proxies in connection with the annual general meeting of Ajax shareholders (the “Annual General Meeting”), for the purposes of voting, among other things, on matters necessary to complete the Business Combination. On July 26, 2021, the SEC declared the registration statement effective and on July 26, 2021, Ajax filed a definitive proxy statement relating to the Annual General Meeting to be held on August 18, 2021 and Listco filed a final prospectus (the “Proxy Statement/Prospectus”).

On June 3, 2021, June 8, 2021, July 13, 2021, July 27, 2021, August 6, 2021 and August 10, 2021, respectively, Ajax received six demand letters from purported shareholders of Ajax claiming certain alleged material omissions in the Proxy Statement surrounding its planned transaction with the Company. A complaint asserting similar claims was filed on August 2, 2021 on behalf of one of these shareholders in the Supreme Court of the State of New York, County of New York: Ben Hoftyzer v. Ajax I, et al., Index No. 654725/2021.

While Ajax believes that the disclosures set forth in the Proxy Statement/Prospectus comply fully with applicable law, to avoid nuisance, cost and distraction, and to preclude any efforts to delay the closing of the Business Combination, Ajax and Listco have determined to voluntarily supplement the Proxy Statement/Prospectus with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. To the contrary, Ajax specifically denies all allegations in the complaint and demand letters that any additional disclosure was or is required or that the disclosures set forth herein are material. Ajax believes these purported shareholders’ claims are without merit.

Supplemental Disclosures to the Proxy Statement/Prospectus

The following supplemental information should be read in conjunction with the Proxy Statement/Prospectus, which should be read in its entirety. All page references are to pages in the Proxy Statement/Prospectus, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement/Prospectus. Underlined text shows text being added to a referenced disclosure in the Proxy Statement/Prospectus.

The Proxy Statement/Prospectus is hereby amended as follows:

The following disclosure replaces the penultimate bullet point on page 108 of the Proxy Statement/Prospectus, under the heading “Background of the Business Combination.”

Ajax signed 13 non-disclosure agreements related to potential targets after positive initial meetings where such targets’ management teams indicated a willingness to move forward with potential business combination discussions based on preliminary valuation framework discussions and guidance and a clear understanding of the Ajax value proposition, each of which contained customary non-disclosure and non-use provisions. None of the 13 non-disclosure agreements contained standstill or “don’t ask, don’t waive” provisions. This allowed Ajax to perform in-depth due diligence on relevant aspects of a potential target’s business operations, financial model and competitive positioning, with a specific focus on the durability and growth potential of the candidate’s revenue profile, sustainable profitability on a unit economic basis, and ability to accurately forecast the business on a projected basis. Ajax submitted in-depth information requests to enable Ajax to analyze items such as (but not limited to) customer and geographic concentration, growth by business line, profitability at various levels of revenue generation, and necessary investments to reach a steady-state operating margin as part of the due diligence process. Ajax eliminated potential targets where further due diligence indicated an inability by management to accurately forecast projected revenue and profitability with a strong degree of precision due to new entrants into the target’s market, significant customer concentration, or other factors that made it difficult to forecast the business. Ajax also eliminated potential targets from consideration that (i) ultimately had valuation expectations higher than what Ajax believed, after conducting its diligence, the underlying business performance suggested was appropriate or (ii) would not provide sufficient information on the state of the business to allow Ajax to appropriately conduct due diligence.

The following disclosure replaces the second full paragraph on page 110 of the Proxy Statement/Prospectus, under the heading “Background of the Business Combination.”

At the time of the introductory call, Cazoo had previously been working with GSI, Credit Suisse Securities (Europe) Limited and Credit Suisse International (together, “Credit Suisse”) and Numis Securities Limited (“Numis” and, collectively with Credit Suisse and GSI, the “Cazoo Financial Advisors”) to provide financial advisory services with respect to strategic opportunities, including engagement with a select number of SPACs regarding a potential combination with Cazoo resulting in a U.S. stock market listing. GSI had previously acted as joint placement agent to Cazoo in connection with a private capital raising.

The following disclosure replaces the fifth full paragraph on page 110 of the Proxy Statement/Prospectus, under the heading “Background of the Business Combination.”

JPM served as Ajax’s financial advisor during the Cazoo due diligence process, and JPM submitted presentations to the Ajax management team regarding the market size of the digital used car retail market in Europe, competitive positioning of Cazoo and relevant illustrative valuation methodologies that provided a framework for valuing Cazoo from a public investor perspective. These valuation methodologies included: (i) a discounted future equity value analysis based on assumed long-term EBITDA margins, (ii) absolute and growth-adjusted enterprise value-to-revenue multiples based on 2022 and 2023 projected results, (iii) absolute and growth-adjusted enterprise value-to gross profit multiples based on 2022 and 2023 projected results, and (iv) enterprise value-to-EBITDA multiples based on assumed long-term EBITDA margins. The Ajax management team (which team operates and has extensive experience as an active investor at scale across public and private markets in the core industries in which Ajax focused on, including consumer/consumer internet, financial technology, and software) took into consideration JPM’s feedback as part of its broader due diligence and valuation work that also included feedback from a variety of legal, tax, and accounting advisors including KPMG LLP (“KPMG”), Ernst & Young LLP (“EY”), and Kirkland & Ellis LLP (“K&E”), and JPM did not provide any presentations to the Ajax Board.

The following disclosure replaces the first paragraph on page 111 of the Proxy Statement/Prospectus, under the heading “Background of the Business Combination.”

On January 31, 2021, Ajax and Cazoo signed a non-disclosure agreement related to Ajax’s interest in a business combination agreement with Cazoo. The non-disclosure agreement contained customary non-disclosure and non-use provisions, but did not contain standstill or “don’t ask, don’t waive” provisions. Subsequently, Cazoo and its advisors began to share, and Ajax began to evaluate, additional information regarding Cazoo’s business and prospects.

The following disclosure is inserted on page 123 of the Proxy Statement/Prospectus, immediately following the section entitled “Certain Projected Financial Information.”

Satisfaction of 80% Test

It is a requirement under the NYSE rules that Ajax complete one or more business combinations having an aggregate fair market value of at least 80% of the value of the assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on the interest earned on the trust account) at the time of Ajax’s signing a definitive agreement in connection with its initial business combination.

As of the date of the execution of the Business Combination Agreement, the balance of funds in the trust account was approximately $804,990,900, and Ajax had $28,174,682 of deferred underwriting commissions plus taxes payable on the income earned on the trust account. In reaching its opinion that the Business Combination meets the 80% test, Ajax’s board of directors looked at the aggregate purchase price to be paid in the Business Combination of approximately £5,076,142,132 (which amount represents an amount in Pounds Sterling equal to $7,000,000,000 based on the closing exchange rate on March 29, 2021). In evaluating whether the purchase price represents the fair market value of Cazoo, Ajax’s board of directors considered all of the factors described in the section entitled “The Business Combination Proposal — Ajax’s Board of Directors’ Reasons for Approval of the Business Combination,” and the fact that the purchase price for Cazoo was the result of an arm’s length negotiation. As a result, Ajax’s board of directors concluded that the fair market value of the business acquired was significantly in excess of 80% of the assets held in the trust account. In light of the financial background and experience of the members of Ajax’s management team and its board of directors, Ajax’s board of directors believes that the members of Ajax’s management team and the board of directors are qualified to determine whether the Business Combination meets the 80% test. Ajax’s board of directors did not seek or obtain an opinion of an outside fairness or valuation advisor as to whether the 80% test has been met.

The following disclosure should be added to the end of the penultimate paragraph on page 154 of the Proxy Statement/Prospectus under the heading “Composition of the Board of Directors After the Business Combination.”

Based on the discussions in connection with the terms of the initial draft of the Term Sheet, including the expected rollover of Cazoo equity and resulting majority ownership of Cazoo shareholders in the pro forma company, the parties understood that Cazoo’s management team would continue as the management team of the pro forma company following the Business Combination.

Annual General Meeting Information

As previously announced, the Annual General Meeting will be held on August 18, 2021 at 10:00 a.m., Eastern Time. The Annual General Meeting will be held at https://www.cstproxy.com/ajaxi/sm2021 and at the offices of Kirkland & Ellis LLP, 609 Main Street, Suite 4700, Houston, Texas 77002. In light of ongoing developments related to coronavirus (“COVID-19”), after careful consideration, Ajax has determined that the meeting will be a hybrid virtual meeting conducted via live webcast in order to facilitate shareholder attendance and participation while safeguarding the health and safety of its shareholders, directors and management team. The purpose of the Annual General Meeting is to vote on certain proposals relating to the previously announced Business Combination Agreement.

The Annual General Meeting will be accessible by dialing (833) 798-4761 (toll free-North America) or (270) 855-8706 (International). Shareholders will be able to ask questions to Ajax’s management via the conference line. All information about the Annual General Meeting, including the definitive proxy statement, is available at https://www.cstproxy.com/ajaxi/sm2021.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to the proposed Business Combination. In connection with the proposed Business Combination Listco has filed a registration statement on Form F-4 that includes a proxy statement of Ajax in connection with Ajax’s solicitation of proxies for the vote by Ajax’s shareholders with respect to the proposed Business Combination and a prospectus of Listco, which has become effective. The Proxy Statement/Prospectus has been sent to all Ajax shareholders and Listco and Ajax will also file other documents regarding the proposed Business Combination with the SEC. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Before making any voting or investment decision, investors and security holders are urged to read the registration statement, the Proxy Statement/Prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination because they contain important information about the proposed transaction.

Investors and security holders may obtain free copies of the registration statement, Proxy Statement/Prospectus and all other relevant documents filed or that will be filed with the SEC by Ajax and Listco through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Ajax may be obtained free of charge from Ajax’s website at https://www.ajaxcap.com or by written request to Ajax at 667 Madison Avenue, New York, NY 10065 and documents filed by Cazoo may be obtained free of charge from Cazoo’s website at https://www.cazoo.co.uk or by written request to Cazoo at 41-43 Chalton St, Somers Town, London NW1 1JD, United Kingdom.

Participants in the Solicitation

Ajax, Listco and Cazoo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Ajax’s shareholders with respect to the proposed business combination. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the Business Combination, including a description of their direct or indirect interests, by security holdings or otherwise, are set forth in the Proxy Statement. Information regarding the directors and executive officers of Ajax is contained in Ajax’s Annual Report on Form 10-K/A for the year ended December 31, 2020, filed with the SEC on May 7, 2021. These filings are available free of charge at the SEC’s web site at www.sec.gov. Shareholders, potential investors and other interested persons should read the Proxy Statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by Cazoo and the markets in which it operates, and Cazoo’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in Current Report on Form 8-K, including but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against Ajax, Cazoo, Listco or others following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed business combination due to the failure to obtain approval of the shareholders of Ajax, to obtain financing to complete the proposed business combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the proposed business combination that may be required or appropriate as a result of applicable laws or regulations; (5) the ability to meet stock exchange listing standards following the consummation of proposed business combination; (6) the risk that the proposed business combination disrupts current plans and operations of Ajax or Cazoo as a result of the announcement and consummation of the proposed business combination; (7) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the proposed business combination; (10) the possibility that Ajax, Cazoo or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID-19 on Cazoo’s business and/or the ability of the parties to complete the proposed business combination; (12) Cazoo’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; and (13) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the registration statement on Form F-4 and the proxy statement/prospectus included therein. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Ajax’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other documents filed by Ajax and Listco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cazoo, Ajax and Listco assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Cazoo, Ajax or Listco gives any assurance that any of Cazoo, Ajax or Listco will achieve its expectations.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Any financial and capitalization information or projections in this Current Report on Form 8-K are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the control of Ajax, Listco and Cazoo. While such information and projections are necessarily speculative, Ajax, Listco and Cazoo believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of financial information or projections in this Current Report on Form 8-K should not be regarded as an indication that Ajax, Listco or Cazoo, or their respective representatives and advisors, considered or consider the information or projections to be a reliable prediction of future event.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ajax I
August 11, 2021
	By:	/s/ J. Morgan Rutman
	Name:	J. Morgan Rutman
	Title:	Chief Financial Officer